FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2020
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

13.  FAIR VALUE MEASUREMENT

Measured at fair value on a recurring basis

The Group had no financial assets and liabilities measured and recorded at fair value on a recurring basis as of December 31, 2018, 2019 and 2020.

Measured at fair value on a non-recurring basis

The Group measures the acquired assets and liabilities at fair value on a nonrecurring basis as result of the business acquisition. The fair value was determined using models with significant unobservable inputs (Level 3 inputs), primarily the management projection of the future cash flow and the discount rate.

The Group measures goodwill at fair value on a nonrecurring basis when it is annually evaluated or whenever events or changes in circumstances indicate that carrying amount of a reporting unit exceeds its fair value. The fair value was determined using models with significant unobservable inputs (Level 3 inputs) which primarily included management projections on the discounted future cash flow analysis including the discount rate using the weighted average cost of capital of 24% and expected revenue growth rates. No impairment loss was recognized for the year ended December 31, 2019.